UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2014

LEXARIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1675

________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2014, at 1 pm PDT, Lexaria Corp. (“Lexaria” or the “Company”) held its Annual and Special Meeting of Shareholders for the following purposes:

1.	To elect Chris Bunka, Bal Bhullar, and Nicolas Baxter as directors of the Company for the ensuing year and until their successors are elected;

2.	To ratify MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2014 and to allow directors to set the remuneration;

3.	To approve a change of business of the Company;

4.	To conduct an advisory vote on the compensation of our Company’s Named Executive Officers (the “Say-on-Pay Proposal”);

5.	To conduct an advisory vote on the frequency of future advisory votes on the compensation on our Company’s Named Executive Officers (the “Say –When-on-Pay Proposal”);

6.	To approve the adoption of the Company’s 2014 stock option plan; and

7.	To transact such other business as may properly come before the Meeting or any adjournment of the postponement thereof.

All proposals were approved by the shareholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 20, 2014. The results of each voting proposal were as follows:

(1) Election of Directors:

Nominee	For	Against	Withheld

Chris Bunka	10,035,940	NIL	730
Bal Bhullar	10,035,940	NIL	730
Nicolas Baxter	10,036,140	NIL	530

(2) To ratify MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2013 and to allow directors to set the remuneration:

For	Against	Abstentions
13,672,109	Nil	Nil

(3) To approve the Company change of its business from exploration of oil and gas to a non-resource business:

For	Against	Abstentions
10,035,445	1,225	3,635,439

(4) To conduct Say on Pay Vote as required by Section 14A of the Exchange Act:

For	Against	Abstentions
10,032,290	4,380	3,635,439

(5) To conduct Say When on Pay Vote every three years:

For One Year	For Two Years	For Three Years	Abstentions
588,305	4,838,501	5,384,635	3,776,439

(6) To approve the Company’s 2014 Stock Option Plan:

For	Against	Abstentions
10,028,920	7,750	3,635,439

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the AGM results is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	News Release dated June 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2014

Lexaria Corp.
(Signature)	By: “/s/ Chris Bunka”
Chris Bunka
President & CEO